ORDINARY SHARES	12 Months Ended
Dec. 31, 2011
ORDINARY SHARES
ORDINARY SHARES

21. ORDINARY SHARES

        In December 2006, the Company authorized 24,479,231 ordinary shares with par value of $0.0005 per share and issued 6 ordinary shares at par value at incorporation.

        In July 2007, the Company issued 6,835,931 ordinary shares for no consideration as a result of recapitalization. This issuance was considered as a stock split and the computations of basic and diluted net income per share were adjusted retroactively for all periods presented. Contemporaneously, the Company repurchased 585,937 ordinary shares from Mr. Dong Yu for $1,500,000 using the proceeds from the issuance of the Series A preferred shares. These shares were cancelled immediately after the repurchase.

        In June 2009, the Company issued 2,803,614 ordinary shares at par value to all ordinary shareholders for cash consideration of $4,486 with the consent of the preferred shareholders. This issuance was considered as an issuance with nominal consideration and therefore was treated in a manner akin to a stock split and the computations of basic and diluted net income per share were adjusted retroactively for all periods presented.

        In July 2009, contemporaneously with the issuance of the Series B preferred shares, as approved by all the directors of the Company, the Company repurchased 1,241,958 ordinary shares from Skillgreat Limited, a company wholly owned by Mr. Dong Yu, for $3,500,000 using the proceeds from the issuance of the Series B preferred shares. These shares were cancelled immediately after the repurchase.

        In April 2010, the Company issued 5,810,320 ordinary shares with a fair value of $4.50 per share as part of the acquisition consideration of movie theaters (Note 3(a)).

        In July 2010, the Company issued 317,072 ordinary shares to Mr. Jeffrey Chan for a total cash consideration of $2,000,000 due to the exercise of his options.

        Upon the completion of the Company's IPO in December 2010, 11,740,000 American Depositary Shares (representing 5,870,000 ordinary shares) were issued with proceeds of US$89,245,119 (net of issuance cost of 3,559,581). At the same time, 3,175,631 Series A convertible redeemable preferred shares and 3,690,577 Series B convertible redeemable preferred shares were automatically converted into 5,849,856 and 3,690,577 ordinary shares at the conversion ratio of 1:1.8421 and 1:1, respectively.

        On June 10, 2011, the Company issued a total of 1,052,865 ordinary shares which are held by a depositary bank for future delivery to the employees and non-employees upon exercise of vested share options or vesting of nonvested shares granted. The issued ordinary shares are not considered as outstanding shares until they are delivered to the employees or non-employees upon exercise of vested share options or vesting of nonvested shares granted. During the years ended December 31, 2011, 39,608 ordinary shares out of such 1,052,865 shares had been delivered to the employees upon exercise of their share options. As a result, 1,013,257 issued ordinary shares were excluded from the outstanding shares as of December 31, 2011, and also were excluded from the computation of basic and diluted EPS.